Financial risk management	12 Months Ended
Dec. 31, 2024
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk management	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance.

Risk	Exposure arising from	Measurement	Management
Market risk – interest rate risk	Long-term borrowings at variable rates	Sensitivity analysis	Economic hedge with an interest rate cap
Market risk – investments price risk	Investments in equity securities	Sensitivity analysis	Monitoring valuation updates
Market risk – commodities price risk	Electricity Procurement	Maturity profile and coverage	Increase supply of renewable electricity via fixed price PPAs
Credit risk	Cash and cash equivalents, trade receivables, derivative financial instruments and contract assets	Aging analysis	Doing business with creditworthy companies and a strict policy of cash collection.
Liquidity risk	Borrowings and other liabilities	Cash flow forecasts	Availability of borrowing facilities.
The Group’s management oversees the management of these risks. The Group’s management is supported by the Finance department that advises on financial risks and the appropriate financial risk governance framework for the Group. The Group’s risk management is predominantly controlled by the Finance department under policies approved by the Executive Board. The Executive Board provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments. Since the largest part of the Group’s assets, liabilities, and transactions are denominated in euro, the market risk of foreign exchange is considered not to be significant. There are no changes compared to the previous period.
Market risk
Cash flow and fair value interest rate risk
The Group’s main interest rate risk arises from a long-term borrowing with a variable rate, which exposes the Group to cash flow interest rate risk. The cash flow risk is mitigated through the usage of interest rate caps. During the years ended December 31, 2024 and 2023, the Group’s borrowings at a variable rate were denominated in euro.
The Group’s borrowings are carried at amortized cost.
As at December 31, 2024, approximately 29% of the Group’s borrowings are at a fixed rate of interest (December 31, 2023: 0%). An analysis by maturities is provided below in section "Maturities of financial liabilities" of this note.
Instruments used by the Group
The Group has two interest rate caps in place for the renewed facility with a notional of €240,500 thousand (December 31, 2023: two interest rate cap with a notional of €240,500 thousand) which mature in December 2027 (December 31, 2023: in
December 2027). As at December 31, 2024, the interest rate caps cover approximately 65% (December 31, 2023: 67%) of the variable loan principal outstanding. The notional of the derivative instruments is based on the principal of the debt and changes over time in order for the interest rate caps to mitigate at least 65% (2023: 65%) of the variable debt outstanding. According to the contract and as the loan is almost fully drawn, the notional of the interest rate cap will remain €240,500 thousand until the maturity of the agreement. Specifically, the strike price is linked to Euribor and was 2.97% at the end of 2024 (2023: 3.43%). The strike price will be 2.64% at the end of 2025, 2.63% at the end of 2026, 2.62% at the end of 2027. The remaining cash flow risk is accepted.
The interest rate caps require settlement of any interest receivable, if applicable, semiannually. The settlement dates coincide with the dates on which interest is payable on the renewed facility.
Sensitivity
The consolidated statement of profit or loss is sensitive to higher/lower interest expenses from borrowings as a result of changes in interest rates as the Group’s bank facilities have a variable interest rate. Equity is not impacted as no hedge accounting is applied. Additionally, an increase or decrease of the EURIBOR has an impact on the fair value of the Group’s interest rate caps. The exposure relates to the unhedged portion of the variable rate of the facilities. The impact on the loss for the years ended December 31, 2024 and 2023 as a result of a change in interest rates is as follows:

(in €‘000)	Impact on pre-tax loss
	2024	2023
Interest rates – increase by 10 basis points*	188	309
Interest rates – decrease by 10 basis points*	(185)	(346)
*Keeping all other variables constant.
Global regulators and central banks have been driving international efforts to reform key benchmark interest rates. The market is therefore in transition to alternative risk-free reference rates. Although limited impact is expected on the Euribor, the Group monitors the implications of such a phase out and the market developments. The Group has no interest rate hedging relationships which are affected by the reform and does not expect any significant impact on existing contracts due to a change in the interest rates.
Amounts recognized in other comprehensive income
The amounts recognized in other comprehensive income in relation to the investment in equity securities held by the group are disclosed in Note 19.
Commodities price risk
Exposure
The Group’s exposure to commodities price risk arises from fluctuations in the energy market prices. The Group concluded long-term fixed price PPAs for wind and solar energy, with the aim to cover at least 80% of the Group's electricity supply with these agreements, in order to hedge against fluctuations in energy prices and secure a long-term and sustainable supply of renewable electricity. These agreements cover the period until the end of 2035.
During the year ended December 31, 2024 the Group has covered 91% (December 31, 2023: 52%) of the total electricity consumption in the Netherlands and Germany with the supply from PPAs. During the year-ended December 31, 2024, the average market prices of renewable electricity were €77.29 and €78.51 per MWh (December 31, 2023: €95.82 and €95.18 per MWh) in the Netherlands and Germany respectively.
Analysis
The table below summarizes the contractual electricity supply profile (P50) from all PPAs at Allego as at December 31, 2024, resulting in an average expected annual coverage of 78% (December 31, 2023: 25%) of the total Group electricity supply till the end of 2035:

	Contractual electricity production
(in GWh)	Total	Less than 12 months	1–5 years	More than 5 years
The Netherlands	2,499	282	1,068	1,149
Germany	1,022	107	427	488
Average expected coverage	78%	207%	104%	57%
The Group is also exposed to the risk of the market prices being lower than the contractual prices, resulting in high electricity costs for the Group. In this case cost of electricity purchased under the PPAs is expected to be able to pass the cost on to EV customers.
Credit risk
The Group is exposed to credit risk from its operating activities (primarily trade receivables and contract assets) and from its financing activities, including deposits with banks.
Risk management
Credit risk is managed on a Group basis. The Group is doing business with creditworthy companies and has a strict policy of cash collection.
Customer credit risk is managed by the Finance department subject to the Group’s established policy, procedures and control relating to customer credit risk management. The credit quality of customers is assessed, taking into account its financial position, past experience and other factors. Outstanding customer receivables and contract assets are regularly monitored, and any major orders are generally covered by prepayments or other forms of credit insurance obtained from reputable banks and other financial institutions.
At December 31, 2024, the Group had 11 customers (December 31, 2023: 25) that owed the Group more than €460 thousand (December 31, 2023: €470 thousand) each and accounted for approximately 35% (December 31, 2023: 78%) of the total amount of trade receivables and contract assets. There were 1 customers (December 31, 2023: 2) with a balance greater than €4,600 thousand (December 31, 2023: €4,700 thousand) accounting for just over 10% (December 31, 2023: 32%) of the total amount of trade receivables and contract assets.
Impairment of financial assets
The Group has five types of financial assets that are subject to the expected credit loss (“ECL”) model:
•trade receivables;
•contract assets;
•pledged bank balances;
•security deposits;
•cash and cash equivalents.
While cash and cash equivalents, security deposits and pledged bank balances (refer to Note 22 and Note 19, respectively) are also subject to the impairment requirements of IFRS 9, no impairments were required to be recognized on these financial assets due to their definition of being subject to an insignificant risk of changes in value.
The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets disclosed in Note 31.
The Group applies the IFRS 9 simplified approach to measuring ECLs which uses a lifetime expected loss allowance for all trade receivables and contract assets.
The expected loss rates are based on the payment profiles of sales over a period of 36 months before December 31, 2024 and the corresponding historical credit losses experienced within this period. The Group has considered but not identified any forward-looking factors which require an adjustment of the historical loss rates based on expected changes in these factors.
On that basis, the loss allowance as at December 31, 2024 and December 31, 2023 was determined as follows for trade receivables and contract assets:

(in €‘000)	Current	1 – 30 days past due	31 –60 days past due	61 –90 days past due	91+ days past due	Total
As at December 31, 2023
Expected loss rate (in %)	0.00%	0.00%	0.00%	0.00%	0.00%
Gross carrying amount – trade receivables	32,931	7,459	897	(5,280)	11,221	47,228
Gross carrying amount – contract assets	—	—	—	—	—	—
Loss allowance	—	—	—	—	—	—
As at December 31, 2024
Expected loss rate (in %)	0.00%	0.00%	0.00%	0.00%	4.47%
Gross carrying amount – trade receivables	25,625	4,791	983	326	5,692	37,417
Gross carrying amount – contract assets	—	—	—	—	—	—
Loss allowance	—	—	—	—	1,121	1,121
Trade receivables and contract assets are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of over 60 days past due.
For the loss allowances for trade receivables and contract assets for each period presented, refer to Note 20.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities to meet obligations when due and to close out market positions. Due to the dynamic nature of the underlying businesses, the Group maintains flexibility in funding by maintaining availability under committed credit lines. The Group has been predominantly contracting customers of sound commercial standing and their payment behavior was generally good. Refer to Note 2.2 for details about the Group’s financial position and the going concern assumption applied in preparing the consolidated financial statements.
As disclosed in Note 19, the Group has pledged bank balances to secure the payment of interest and commitment fees to the Group’s external lenders and pledged bank balances in relation to bank guarantees issued to suppliers of the Group. These pledges do not impact the ability of the Group to use these bank accounts and their balances.
The main risk for the Group is not meeting the debt covenants or drawdown requirements described in Note 34. In this case, the Group may be obliged to repay the facility. The Group monitors the liquidity risk on a weekly basis. Management monitors rolling forecasts of the Group’s cash and cash equivalents (Note 22) on the basis of expected cash flows. This is generally carried out at Group level, in accordance with practice and limits set by the Group. In addition, the Group’s liquidity management policy involves projecting cash flows and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. The Group assessed the concentration of risk with respect to refinancing its debt and concluded it to be low.
Financing arrangements
The Group had access to the following undrawn borrowing facilities for each reporting period presented:

(in €‘000)	December 31, 2024	December 31, 2023
Expiring beyond one year—renewed facility	—	8,390
Expiring beyond one year—EBRD facility	20,000	—
As indicated in Note 25, on July 8, 2024, the Group entered into a new facility agreement with the European Bank for Reconstruction and Development ("EBRD") for an amount of €20,000 thousand to support the development of EV-charging infrastructure, mainly in Poland. As of December 31, 2024 due to not meeting the utilisation rate drawstop test, and as such, the Group has not drawn any amount from this facility.
As indicated in Note 25, on December 20, 2024, Allego N.V. and Meridiam Europe IV A S.A.S., entered into a convertible bond agreement for the first tranche of the Meridiam Contribution, pursuant to the TFA, with an aggregate principal amount of €150,000 thousand. The 15% convertible bonds, were issued on December 27, 2024, when the proceeds were received by the Group. The proceeds will be used for capex expenditures during 2025 and 2026. The Maturity Date of the first tranche is December 27, 2031. Under the TFA, the Company anticipates receiving additional committed funds from Meridiam amounting to EUR 150 million by the end of December 2025 and EUR 10 million by the end of December 2026.
Maturities of financial liabilities
The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on their contractual maturities. The table includes both non-derivative and derivative financial liabilities.
The amounts disclosed in the table are the contractual undiscounted cash flows (including interest payments). Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

	Contractual cash flows
(in €‘000)	Carrying amount of liabilities	Total	Less than 6 months	6–12 months	1–2 years	2–5 years	More than 5 years
As at December 31, 2023
Borrowings	350,722	479,082	27,198	13,039	22,529	416,316	—
Lease liabilities	83,490	127,101	6,121	6,458	12,841	26,234	75,447
Trade and other payables	74,213	74,213	74,213	—	—	—	—
Derivative liabilities	7,442	100,214	1,378	1,410	9,949	28,904	58,573
Total	515,867	780,610	108,910	20,907	45,319	471,454	134,020
As at December 31, 2024
Borrowings	512,014	846,229	12,297	11,428	23,354	400,296	398,854	*
Lease liabilities	116,415	165,548	9,617	8,185	15,096	34,403	98,247
Trade and other payables	71,375	71,375	71,375	—	—	—	—
Derivative liabilities	20,132	192,436	9,271	9,775	20,677	59,808	92,905
Total	719,936	1,275,588	102,560	29,388	59,127	494,507	590,006
*The amount of €398,854 thousand refers to the repayment of the convertible debt. If not redeemed early or converted into ordinary shares with their terms, the bonds, together with accrued interest, are convertible into ordinary shares of Allego N.V., at the discretion of Allego N.V., on the date that is seven years after the issuance date, on December 27, 2031.